UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 7, 2025

TERADATA CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17095 Via Del Campo
San Diego, California 92127

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 amends the current report on Form 8-K of Teradata Corporation (the “Company”) dated February 11, 2025 (the “Original Filing”) to disclose certain compensation arrangements for Charles Smotherman in connection with his election as interim Chief Financial Officer of the Company, effective March 24, 2025 (the “Effective Date”) and subject to the results of an ongoing executive search for a permanent Chief Financial Officer (the “External Search”). At the time of the Original Filing, such compensation arrangements had not been determined.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) In connection with his election as interim Chief Financial Officer on the Effective Date and subject to the External Search, Mr. Smotherman will be entitled to receive during the time that he serves in the interim Chief Financial Officer role: (i) an annual base salary of $530,000 (the “Base Salary”) and (ii) an annual cash incentive target opportunity of 100% of Base Salary under the Company’s 2025 Management Incentive Plan. In addition, and in recognition of Mr. Smotherman’s expanded role as interim Chief Financial Officer and to encourage Mr. Smotherman’s retention through and after the External Search process, the Compensation and People Committee approved a one-time grant of restricted stock units (the “RSUs”) to be granted on March 25, 2025 (the “Grant Date”) with an aggregate target value of $2 million. The RSUs will vest ratably on the first two anniversaries of the Grant Date, subject to Mr. Smotherman’s continued employment through each such vesting date. In addition, while serving as interim Chief Financial Officer, Mr. Smotherman will be eligible for enhanced severance benefits as a Level I participant of the Executive Severance Plan (the “ESP”) and will be a participant in the Company’s Change in Control Severance Plan. The payment of any such severance under the ESP is subject to Mr. Smotherman’s execution and non-revocation of a release of claims.
Item 9.01        Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: February 26, 2025	By:	/s/ Margaret A. Treese
Margaret A. Treese
Chief Legal Officer & Corporate Secretary